SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 2, 1999
                                                 ----------------


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

The American Road, Dearborn, Michigan                        48121
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

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ITEM 5. Other Events.

     The 1998 Audit of Consolidated Financial Statements of Ford Motor Credit Company and Subsidiaries together with the Report of Independent Accountants of PricewaterhouseCoopers LLP, independent certified public accountants is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

    The news release dated January 21, 1999 of Ford Motor Company and subsidiaries for the year ended December 31, 1998 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                              EXHIBITS

Designation            Description                   Method of Filing
-----------            -----------                   ----------------

Exhibit 23             Consent of Pricewater-        Filed with this Report.
                       waterhouseCoopers LLP.

Exhibit 27             Financial Data Schedule.      Filed with this Report.

Exhibit 99.1           1998 Audit of Consolidated    Filed with this Report.
                       Financial Statements of
                       Ford Motor Credit Company
                       and Subsidiaries together
                       with the Report of
                       Independent Accountants of
                       PricewaterhouseCoopers
                       LLP, independent certified
                       public accountants.

Exhibit 99.2           News release dated            Filed with this Report.
                       January 21, 1999 of
                       Ford Motor Company and
                       Subsidiaries for the year
                       ended December 31, 1998
                       with attachments.

Exhibit 99.3           News release dated            Filed with this Report.
                       January 28, 1999 of
                       Ford Motor Company
                       announcing its plans
                       to acquire the passenger
                       car business of AB Volvo.

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR CREDIT COMPANY
                                                     (Registrant)


Date:  February 2, 1999                          By:/s/R. P. Conrad
                                                 -----------------
                                                    R. P. Conrad
                                                    Assistant Secretary

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                                EXHIBIT INDEX

Designation                   Description
-----------                   -----------

Designation            Description
-----------            -----------

Exhibit 23             Consent of Pricewater-
                       waterhouseCoopers LLP.

Exhibit 27             Financial Data Schedule.

Exhibit 99.1           1998 Audit of Consolidated
                       Financial Statements of
                       Ford Motor Credit Company
                       and Subsidiaries together
                       with the Report of
                       Independent Accountants of
                       PricewaterhouseCoopers
                       LLP, independent certified
                       public accountants.

Exhibit 99.2           News release dated
                       January 21, 1999 of
                       Ford Motor Company and
                       Subsidiaries for the year
                       ended December 31, 1998
                       with attachments.

Exhibit 99.3           News release dated
                       January 28, 1999 of
                       Ford Motor Company
                       announcing its plans
                       to acquire the passenger
                       car business of AB Volvo.